UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 28, 2004

(Date of earliest event reported)

CRITICAL PATH, INC.

(Exact name of registrant as specified in its charter)

California	000-25331	91-1788300
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 The Embarcadero, San Francisco, CA		94105
(Address of principal executive offices)		(Zip Code)

(415) 541-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On October 28, 2004, Critical Path, Inc. issued a press release announcing financial results for its third fiscal quarter ended September 30, 2004. The full text of the press release is furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release dated October 28, 2004 announcing financial results for the fiscal quarter ended September 30, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRITICAL PATH, INC.

Date: October 28, 2004	By	/s/ MICHAEL J. ZUKERMAN
	Name:	Michael J. Zukerman
	Title:	Executive Vice President and General Counsel

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EXHIBIT INDEX

99.1	Press release dated October 28, 2004 announcing financial results for the fiscal quarter ended September 30, 2004.

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